SUMMARY PROSPECTUS

Royce Total Return Fund

MAY 1, 2013 Consultant Class Symbol: RYTCX | R Class Symbol: RTRRX | K Class Symbol: RTRKX

Before you invest, please review the Fund’s Statutory Prospectus and Statement of Additional Information dated May 1, 2013 and January 15, 2014, respectively. Each is incorporated by reference (is legally considered part of this Summary Prospectus). Each contains more information about the Fund and its risks. The Fund’s Statutory Prospectus, Statement of Additional Information, and other information about the Fund are available online at www.roycefunds.com/prospectus. You can also get this information at no cost by calling Investor Services at (800) 221-4268, sending an e-mail request at www.roycefunds.com/contact, or by contacting your financial intermediary.

www.roycefunds.com

SUMMARY PROSPECTUS

Royce Total Return Fund

MAY 1, 2013 Consultant Class Symbol: RYTCX | R Class Symbol: RTRRX | K Class Symbol: RTRKX

Investment Goals
Royce Total Return Fund’s investment goals are long-term growth of capital and current income.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Consultant Class	R Class	K Class

Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%

Maximum deferred sales charge on purchases held for less than 365 days	1.00%	0.00%	0.00%

Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.97%	0.97%	0.97%
Distribution (12b-1) fees	1.00%	0.50%	0.25%
Other expenses	0.23%	0.27%	0.21%
Acquired fund fees and expenses	0.04%	0.04%	0.04%

Total annual Fund operating expenses	2.24%	1.78%	1.47%

Total annual Fund operating expenses may differ from the expense ratio in the Fund’s Financial Highlights because the highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Consultant Class	R Class	K Class

1 Year	$227	$181	$150

3 Years	$700	$560	$465

5 Years	$1,200	$964	$803

10 Years	$2,575	$2,095	$1,757

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Royce Total Return Fund

Principal Investment Strategy
 Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in dividend-paying securities of small-cap and micro-cap companies that it believes are trading significantly below its estimate of their current worth. This assessment is based chiefly on balance sheet quality and cash flow levels. Of the more than 4,100 small-cap and micro-cap companies, more than 1,000 currently pay dividends. Investing in such securities may tend to mitigate some of the volatility inherent in the prices of small-cap and micro-cap securities.
     Normally, the Fund invests at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the Fund, and at least 65% will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors
 As with any mutual fund that invests in common stocks, Royce Total Return Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.
     The prices of small-cap and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. There is no assurance that there will be net investment income to distribute and/or that the Fund will achieve its investment goals.
     Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
     Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. To the extent the Fund overweights a single market sector or industry relative to its benchmark index, its performance may be tied more directly to the success or failure of a relatively smaller or less well-diversified group of portfolio holdings.
     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance
 The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Consultant Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000 Index, the Fund’s benchmark index. The R Class commenced operations on May 21, 2007, and the K Class commenced operations on May 15, 2008. Performance information prior to these dates is for the Consultant Class, which has substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses.

CALENDAR YEAR TOTAL RETURNS in Percentages (%)
Consultant Class

During the period shown in the bar chart, the highest return for a calendar quarter was 17.14% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -23.32% (quarter ended 12/31/08).

2 | The Royce Fund Summary Prospectus 2013

Royce Total Return Fund

ANNUALIZED TOTAL RETURNS (12/31/12)

	1 Year	5 Year	10 Year

Consultant Class
Return Before Taxes	13.19%	2.81%	7.79%
Return After Taxes on Distributions	12.43	2.58	7.39
Return After Taxes on Distributions and Sale of Fund Shares	9.56	2.38	6.84

R Class
Return Before Taxes	13.66	3.18	8.48

K Class
Return Before Taxes	14.08	3.51	8.70

Russell 2000 Index (Reflects no deductions for fees, expenses, or taxes)	16.35	3.56	9.72

    The table also presents the impact of taxes on the Fund’s returns (Consultant Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.

Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. Charles M. Royce, President and Co-Chief Investment Officer of Royce, serves as the Fund’s lead portfolio manager. Jay S. Kaplan, Portfolio Manager and Principal of Royce, manages the Fund with him. They are assisted by George Necakov and Chris E. Flynn. Mr. Royce has managed the Fund since its inception. Mr. Kaplan began to manage the Fund in 2011 and previously served as assistant portfolio manager (2005-2011). Mr. Necakov has served as assistant portfolio manager since 2005, and Mr. Flynn has served as assistant portfolio manager since 2007.

How to Purchase and Sell Fund Shares
 The Fund’s R and K Class Shares are generally offered only through certain broker-dealers to “Retirement Plans” with accounts held on the books of the Fund through omnibus account arrangements (either at the plan level or at the level of the financial intermediary).
    Minimum initial investments for shares of the Fund’s Consultant Class purchased directly from The Royce Fund:

Account Type	Minimum

Regular Account	$2,000

IRA	$1,000

Automatic Investment or Direct Deposit Plan Accounts	$1,000

401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

    You may sell shares purchased directly from The Royce Funds at any time and make requests online, by telephone, and by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary.

Tax Information
 The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Financial Intermediary Compensation
 If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Summary Prospectus 2013 | 3

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By mail: The Royce Funds, 745 Fifth Avenue, New York, NY 10151

By telephone: (800) 221-4268

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.roycefunds.com/literature.

Text only versions of the Funds’ prospectus, SAI, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.roycefunds.com	RTR-CRK-0114